UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 20, 2008

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

75 Federal Street, Suite 300, Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Compensation of Named Executive Officers

2007 Bonuses for Named Executive Officers

At a meeting held on February 20, 2008 (the “Meeting”), the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of EnerNOC, Inc. (the “Company”) recommended to the Board, and the Board approved, performance-based bonuses to the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K) (collectively, the “Named Executives”), as set forth below:

Name and Position	2007 Performance-Based Bonus Amount
Timothy G. Healy Chief Executive Officer	$325,000	(1)
David B. Brewster President	$265,000	(1)
Neal C. Isaacson Chief Financial Officer	$160,000
Gregg Dixon Senior Vice President	$255,000	(1)

(1)   The Named Executive will receive 100% of his 2007 bonus amount in shares of the Company’s common stock at a price per share of $31.34, which represents the closing price of the Company’s common stock as reported on The NASDAQ Global Market on the date of the Meeting.

The bonus awards are attributable to performance during fiscal year 2007 and exceeded each Named Executive’s 2007 target bonus amounts.

Base Salary and Bonus Plan for 2008.  At the Meeting, the Compensation Committee also recommended to the Board, and the Board approved (i) increases to the 2008 annual base salaries of all of the Named Executives, (ii) an increase to the target for the 2008 performance-based bonus applicable to one of the Named Executives, and (iii) the Company’s 2008 executive bonus plan, each as set forth below:

Name and Position	Former Base Salary		New Base Salary	Former Target Bonus Percentage (% of Base Salary) or Bonus Amount		New Target Bonus Percentage (% of Base Salary) or Bonus Amount
Timothy G. Healy Chief Executive Officer	$325,000	(1)	$400,000	N/A	(2)	N/A	(2)
David B. Brewster President	$300,000	(1)	$325,000	N/A	(2)	N/A	(2)
Neal C. Isaacson Chief Financial Officer	$250,000		$265,000	N/A	(2)	N/A	(2)
Gregg Dixon Senior Vice President	$175,000		$200,000	$200,000		115%

(1)   Pursuant to the terms of Amended and Restated Employment Agreements, each dated as of August 10, 2007, by and between each of Timothy G. Healy and David B. Brewster, on the one hand, and EnerNOC, Inc., on the other hand (collectively, the “Employment Agreements”), which were filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, as filed with the Securities and Exchange Commission on August 10, 2007.  The Company intends to file amendments to the Employment Agreements with its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.
(2)   No change was made to Messrs. Healy’s, Brewster’s or Isaacson’s target bonus amounts, which remain at 80%, 70% and 50%, respectively, of their respective base salaries.

                Each Named Executive’s 2008 bonus amount (the “Bonus Amount”) will be determined based upon the achievement of certain pre-determined individual and corporate performance objectives.  Specifically, each Named Executive’s Bonus Amount will be weighted as follows: 80% will be based on the Company’s achievement of certain revenue, gross margin and EBITDA targets for fiscal year 2008, and 20% will be discretionary based on the achievement of individual or departmental performance goals (the “Discretionary Bonus Amount”).  The Discretionary Bonus Amount will be recommended by the Company’s Chief Executive Officer, except in the case of the Company’s Chief Executive Officer, whose Discretionary Bonus Amount will be based on the recommendation of the Compensation Committee.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERNOC, INC.

Date: February 26, 2008	By:	/s/ Neal C. Isaacson
	Name:	Neal C. Isaacson
	Title:	Chief Financial Officer
(Principal Financial Officer)